SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

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Date of Report: September 23, 2004

(Date of earliest event reported)

TEMPLE-INLAND INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 South MoPac Expressway, Austin, Texas 78746

(Address of Principal Executive Offices)

(512) 434-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

Item 7.01 Regulation FD Disclosure.

        On September 23, 2004, Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., gave an address to the Global Paper and Forest Products Conference sponsored by UBS Warburg. Copies of the presentation materials used by Mr. Jastrow are furnished as exhibit 99.1 of this report.

Item 9. Financial Statements and Exhibits.

(c) Exhibits.

        99.1         Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow's address on September 23, 2004, to the Global Paper and Forest Products Conference sponsored by UBS Warburg.

SIGNATURE

        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: September 23, 2004	By: /s/ M. Richard Warner Name: M. Richard Warner Title: President

EXHIBIT INDEX
Exhibit	Description	Page
99.1	Presentation materials of Kenneth M. Jastrow, II, Chief Executive Officer of Temple-Inland Inc., used in Mr. Jastrow's address on September 23, 2004, to the Global Paper and Forest Products Conference sponsored by UBS Warburg	4